Exhibit 77(Q)


                                    Exhibits

(a)(1) Amendment No. 6, dated September 1, 2005, to the Amended and Restated Declaration of Trust (ING Emerging Markets Debt Fund and ING Greater China Fund Class A, B, C and I shares), previously filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant's Registration Statement on Form N-1A filed on September 30, 2005 and incorporated herein by reference.

(a)(2) Amendment No. 7, dated September 30, 2005, to the Amended and Restated Declaration of Trust (ING Global Equity Dividend Fund and ING Global Real Estate Fund Class O shares), previously filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant's Registration Statement on Form N-1A filed on September 30, 2005 and incorporated herein by reference.

(a)(3) Amendment No. 8, dated November 1, 2005, to the Amended and Restated Declaration of Trust (ING Diversified International Fund, ING Index Plus International Equity Fund and ING International Capital Appreciation Fund Class A, B, C and I shares), previously filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant's Registration Statement on Form N-1A filed on December 6, 2005 and incorporated herein by reference.

(a)(4) Amendment No. 9, dated November 10, 2005, to the Amended and Restated Declaration of Trust (ING International Real Estate Fund Class A, B, C and I shares), previously filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant's Registration Statement on Form N-1A filed on December 6, 2005 and incorporated herein by reference.

(e)(1) Amended Schedule A, dated February of 2005, to the Amended and Restated Investment Management Agreement, previously filed as an Exhibit to Post-Effective Amendment No. 107 to the Registrant's Registration Statement on Form N-1A filed on February 25, 2005 and incorporated herein by reference.

(e)(2) Sub-Advisory Agreement, dated July 28, 2005, between ING Investments, LLC and NWQ Investment Management Company, LLC with regards to ING Global Value Choice Fund and ING International Value Choice Fund, previously filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant's Registration Statement on Form N-1A filed on December 6, 2005 and incorporated herein by reference.